Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Exhibit 10.2

AMENDMENT NO. 3 TO

MASTER SERVICES AGREEMENT

This Amendment No. 3 (this “Amendment”) to the Master Services Agreement dated August 1, 2009 (the “Agreement”) is hereby entered into as of September 6, 2012 and effective September 6, 2012 by and between Symetra Life Insurance Company, a Washington corporation (including its successors and permitted assigns, “Symetra”), and Xerox Business Services, LLC (formerly Affiliated Computer Services, Inc.), a Delaware corporation (including its successors and permitted assigns, “Xerox”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

WHEREAS, on April 1, 2012, Affiliated Computer Services, Inc. changed its name to Xerox Business Services, LLC.

WHEREAS, the parties hereto desire to amend the Agreement in the manner set forth in this Amendment.

NOW THEREFORE, in consideration of the representations, warranties, promises and covenants contained herein, and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the Parties, intending to be legally bound, agree to the foregoing and as follows:

1.     Amendment to Name. Any reference to Affiliated Computer Services, Inc. (“ACS”) in the Agreement or related documents, shall be deemed replaced by the term Xerox Business Services, LLC (“Xerox”).

2.     Amendment to Schedule 2D, Section 4.2, Table 11. Table 11. Network Administration Services SLAs of Schedule 2D, Section 4.2 is replaced with the following:

Table 11. Network Administration Services SLAs

DEFINITION	Routers and circuits to be managed proactively using either product-specific or proprietary network monitoring and management tools. Measurement for these network components is 24x7x365 requirement. Pre-scheduled maintenance shall be performed according to the published maintenance window schedule, with the ability to reschedule based on network availability requirements from the various Symetra groups or clients.

Network Administration Services SLAs
Administration Task	Service Measure	Performance Target	SLR
Data network Service reporting per Symetra requirements	Reporting timeliness	Monthly	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

Network Administration Services SLAs
Administration Task	Service Measure	Performance Target	SLR
Implementation of firewall changes related to changing, adding/deleting firewall rules.	Response time	Emergencies: ≤2 hours standard requests: within normal change control parameters after submission by Symetra	[***]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet

3.     Amendment to Schedule 2D, Section 4.2, Table 12. The definition under Table 12. Security Intrusion Detection SLAs of Schedule 2D, Section 4.2 is replaced with the following:

DEFINITION	Network traffic to/from designated systems is monitored for current attack signatures and is retained for 3 days. Measurement for this Service is 24x7x365 requirement. Pre-scheduled maintenance shall be performed per the Symetra-approved change window.

4.     Amendment to Scheduled 2D, Section 4.2, Table 13. Table 13. Security Penetration Services SLAs of Scheduled 2D, Section 4.2 is replaced with the following:

DEFINITION	Entire networks are tested to determine the susceptibility of their hosts to current attacks.

Security Vulnerability & Penetration Services SLAs
Management Task	Service Measure	Performance Target	SLR
Deliver remediation plan that addresses identified penetration testing vulnerabilities	Elapsed time	Within Five (5) Business Days from conclusion of the penetration test period.	[***	]
	Formula	As provided in the Spec Sheet
	Measurement Interval	As provided in the Spec Sheet
	Measurement tool	As provided in the Spec Sheet

5.     Amendment to Scheduled 2G. All references in Schedule 2G to form coding DOC1 and B-SYMT are deleted.

6.     Amendment to Attachment B. Attachment B. Symetra Sites and Symetra Equipment is hereby replaced in its entirety with the attached Attachment B.

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

7.     Amendment to Attachment M, Table 2. Table 2 of Attachment M. Offshore Services is replaced with the following:

Table 2 Symetra-Approved Offshore Locations

Location
Kuala Lumpur, Malaysia Bangalore, India Mexico Canada Ireland Chennai, India

8.     Amendment to Appendix 3.1. Summary - 5 Year Roll Up. The line item titled “Output Processing” and “Annual Total Fees” under the Total Annual Service Fees table are replaced with the following:

TOTAL ANNUAL SERVICE FEES

Service / Description	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6 Optional	Year 7 Optional	Total
Output Processing	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
ANNUAL TOTAL FEES	$11,410,296	$10,574,796	$10,571,892	$10,662,996	$10,777,536	$10,777,536	$10,777,536	$75,552,588

The line item titled “Output Processing” and “Annual Total Fees” under the Total Annual Fees table are replaced with the following:

TOTAL ANNUAL FEES

Service / Description	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6 Optional	Year 7 Optional	Total
Output Processing	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
ANNUAL TOTAL FEES	$13,904,916	$13,069,416	$13,066,512	$13,157,616	$13,272,156	$13,272,156	$13,272,156	$93,014,928

9.     Amendment to Appendix 3.1. Output Processing. The Resource Unit Category line item titled, Printed Image (Bellevue) is deleted and replaced by a Resource Unit Category line item titled, Xerox Monthly Managed Service with a Unit of Measure of Fixed. The Baseline Quantity and Monthly Unit Price columns for each of the Years 1 through 7 are empty, with the Monthly Total columns for Years 3 through Year 7 updated with the following:

Resource Unit Category	Unit of Measure	Year 3 Monthly Total	Year 4 Monthly Total	Year 5 Monthly Total	Year 6 Optional Monthly Total	Year 7 Optional Monthly Total
Xerox Monthly Managed Service	Fixed	[***]	[***]	[***]	[***]	[***]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

The Monthly Service Fees and Annual Services Fee shown for each of the Years 3 through Year 7 are updated accordingly to show the following:

	Year 3	Year 4	Year 5	Year 6	Year 7
MONTHLY SERVICES FEE	[***]	[***]	[***]	[***]	[***]

ANNUAL SERVICES FEE	[***]	[***]	[***]	[***]	[***]

Under the Additional Resource Charges (ARC) and Reduced Resource Charges (RRC) table of Appendix 3.1 Output Processing, the Resource Unit Category line item titled, Printed Image (Bellevue) is deleted and replaced by a Resource Unit Category line item titled, Variable Printing (Bellevue). The Unit of Measure column is empty as are the columns under Year 1 and Year 2. The ARC Unit Price for each of the Years 3 through Year 7 is [***] with the RRC Unit Price columns being empty.

[Signature Page Follows]

Portions marked [***] have been omitted pursuant to a Confidential Treatment Request by Symetra Financial Corporation, this information has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SYMETRA LIFE INSURANCE COMPANY

By:	/s/ George N. McKinnon
Title:	Senior Vice President
Date:	9/4/12

XEROX BUSINESS SERVICES, LLC

By:	/s/ Derrick C. Brown
Title:	SBU Executive
Date:	9/6/12

ATTACHMENT B

SYMETRA SITES AND SYMETRA EQUIPMENT

Symetra Sites:

Office City Location	Address
Richardson, TX	740 E. Campbell Rd, Suite 560, Richardson, TX 75081

San Diego, CA	1455 Frazee Rd., Suite 310, San Diego, CA 92108

Cincinnati, OH	463 Ohio Pike, Suite 307, Cincinnati, OH 45255

Symetra Headquarters	777 108th Avenue NE, Bellevue, WA 98004

Indianapolis, IN.	3500 DePauw Blvd, Suite 2041, Indianapolis, IN 46268

Boston, MA	50 Congress Street, Suite 620, Boston, MA 02109

Enfield (Hartford), CT	1699 King Street, Suite 300 Enfield, CT 06082

Exton (Conshohocken), PA	1 E. Uwchlan Ave. Suite 303, Exton, PA 19341

Pittsburgh (Bethel Park), PA	2000 Oxford Drive Suite 490, Bethel Park, PA 15102

Atlanta (Norcross), GA	3740 Davinci Court Suite 350, Norcross, GA 30092

Miami, FL	7300 Corporate Center Dr. Suite 205, Miami, FL 33126

Chicago , IL	125 South Wacker, Suite 275, Chicago, IL 60606

Ashland, WI	118 3rd Street East, Ashland, WI 54806

Waltham, MA	130 Turner Street, Bldg. 3, Suite 225 Waltham, MA 02453

Symetra Equipment:

1.	Symetra-Owned Equipment: Symetra owns the AT&T Partner Telephony Systems and all telephony peripherals installed in the Boston, MA and Exton, PA offices as well as two (2) Secure IBM Infoprint 1532N MICR printers located in Bellevue, WA in Symetra//Xerox print center as of the Restatement Date.

2.	Symetra-Leased Equipment: None as of the Restatement Date.